SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2003

CONTINUCARE CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-12115	59-2716023

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CONTINUCARE CORPORATION

80 S.W. 8th Street
Suite 2350
Miami, Florida 33130
(Address of principal executive office)

Registrant’s telephone number, including area code (305) 350-7515

Item 5. Other Events and Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release (the “Release”) that Continucare Corporation (the “Registrant”) issued on October 3, 2003, announcing the appointment of Richard C. Pfenniger, Jr. as its new Chief Executive Officer and President.

The information contained in the Release is not “filed” pursuant to the Securities Exchange Act and is not incorporated by reference into any of the Registrant’s Securities Act registration statements. Additionally, the submission of this Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1	Press Release dated October 3, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINUCARE CORPORATION

Date: October 3, 2003	By: /s/ Roberto L. Palenzuela

Roberto L. Palenzuela, Esquire General Counsel & Secretary

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Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release dated October 3, 2003

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